TAX	12 Months Ended
Dec. 31, 2017
TAX [abstract]
Disclosure of tax

10.      TAX

(i)       Income tax

The Company and its subsidiaries are subject, on an entity basis, to income taxes on profits arising in or derived from the tax jurisdictions in which the entities of the Group are domiciled and operate. The Company is subject to profits tax at a rate of 16.5% (2016: 16.5%, 2015: 16.5%) on profits arising in or derived from Hong Kong.

The Company is regarded as a Chinese Resident Enterprise (as defined in the "Enterprise Income Tax Law of the People's Republic of China") by the State Administration of Taxation of the PRC. As a result, the Company is subject to the PRC corporate income tax at the rate of 25% starting from January 1, 2008. The corporate income tax which is subjected in Hong Kong is qualified as a foreign tax credit to offset the PRC corporate income tax starting from January 1, 2008.

The Company's subsidiary in Mainland China, CNOOC China Limited, is a wholly-owned foreign enterprise. It is subject to corporate income tax at the rate of 25% under the prevailing tax rules and regulations. CNOOC Deepwater Development Limited, a wholly-owned subsidiary of CNOOC China Limited, is subject to corporate income tax at the rate of 15% for the three years ended December 31, 2017, after being assessed as a high and new technology enterprise. The company is in the process of re-applying to be assessed as a high and new technology enterprise from 2018 to 2020.

Subsidiaries of the Group domiciled outside the PRC are subject to income tax at rates ranging from 10% to 50% (2016: 10% to 50%, 2015: 10% to 56%). The U.S. government enacted comprehensive tax legislation in December 2017 that took effect as of January 1, 2018. A one-time non-cash deferred tax charge was recorded due to the impact of the reduction of U.S. federal corporate income tax rate from 35% to 21%. The U.K. government decreased the combined income tax rate on North Sea oil and gas activities from 50% to 40% with effect from January 1, 2016.

As of December 31, 2017, deferred tax liabilities related to undistributed earnings of the Company's overseas subsidiaries have not been provided since the timing of the reversal of the taxable temporary differences can be controlled by the Company and it is probable that the temporary differences would not reverse in the foreseeable future.

10.      TAX (continued)

(i)       Income tax (continued)

An analysis of the tax (credit)/expense in the Group's consolidated statement of profit or loss and other comprehensive income is as follows:

	2015	2016	2017

Current tax
Provision for PRC enterprise income tax on the estimated taxable profits for the year	9,990	7,547	11,472
Provision for overseas enterprise income tax on the estimated taxable profits for the year	3,501	2,983	4,390
Deferred tax
Temporary differences in the current year	(12,585)	(14,595)	(7,558)
Effect of changes in tax rates	(4,022)	(1,847)	3,376

Income tax (credit)/expense for the year	(3,116)	(5,912)	11,680

A reconciliation of the PRC statutory corporate income tax rate to the effective income tax rate of the Group is as follows:

	2015	2016	2017
	%	%	%

PRC statutory enterprise income tax rate	25.0	25.0	25.0
Effect of different tax rates for overseas subsidiaries	(5.8)	34.8	(1.6)
Effect of changes in tax rates	(23.5)	35.0	9.4
Tax credit from the government	(11.5)	8.3	(2.7)
Tax reported in equity-accounted entities	(0.4)	1.0	(0.2)
Tax losses previously not recognized	(1.9)	5.3	-
Others	(0.1)	2.7	2.2

Group’s effective income tax rate	(18.2)	112.1	32.1

The movements of deferred tax liabilities net of deferred tax assets are as follows:

	2015	2016	2017

At January 1	14,312	(1,948)	(19,174)
Credit to the profit or loss	(12,585)	(14,595)	(7,558)
Changes in tax rates	(4,022)	(1,847)	3,376
Charge to equity	141	(226)	7
Exchange differences	206	(558)	1,143

At December 31	(1,948)	(19,174)	(22,206)

10.       TAX (continued)

(i)       Income tax (continued)

                       Principal components of deferred tax balances are as follows:

	2016	2017

Deferred tax assets
Property, plant and equipment	1,681	7,312
Provision for dismantlement	9,325	9,669
Losses available for offsetting against future taxable profit	21,163	16,529
Fair value of long term borrowings	1,969	1,771
Others	1,389	1,178

	35,527	36,459

Deferred tax liabilities
Property, plant and equipment	(16,208)	(13,670)
Fair value changes on other financial assets	(139)	(232)
Others	(6)	(351)

	(16,353)	(14,253)

Net deferred tax assets	19,174	22,206

Of which – deferred tax assets	24,844	25,509
deferred tax liabilities	(5,670)	(3,303)

As at December 31, 2017, the Group had approximately RMB87,623 million (December 31, 2016: RMB82,288 million) of carry-forward tax losses, predominantly in North America, that would be available to offset against future taxable profits of the subsidiaries in which the tax losses arose. Most of the US and Canadian tax losses will expire in 8 to 20 years.

Deferred tax assets in respect of tax losses are recognized only to the extent of the anticipated future taxable profits or reversal of existing taxable temporary differences.

As at December 31, 2017, the Group's recognized deferred tax assets on tax losses amounted to RMB75,018 million (December 31, 2016: RMB68,061 million). Unrecognized tax losses, where recovery is not currently expected, amounted to RMB12,605 million (December 31, 2016: RMB14,227 million). This includes RMB3,181 million (2016: RMB3,207 million) of unrecognized tax loss arising from Uganda which has no fixed expiry date. The remainder expires between 5 to 20 years.

As at December 31, 2017, the Group's unrecognized deferred tax assets related to unused tax credits amounted to RMB4,990 million (2016: RMB5,761 million). This includes RMB4,587 million (2016: RMB4,807 million) of unrecognized deferred tax assets related to unused tax credits from Nigeria which has no fixed expiry date. The remainder expires between 2026 and 2036.

The realisability of the deferred tax assets recognized mainly depends on whether sufficient future profits or taxable temporary differences will be available in the future. In case where the actual future taxable profits generated are less than expected, or change in facts and circumstances which result in revision of future taxable profits estimation, the balance of deferred tax assets may be significantly revised.

10.      TAX (continued)

(ii)      Other taxes

The Company's PRC subsidiaries pay the following other taxes and dues:

i.            Production tax at the rate of 5% on production under production sharing contracts;

ii.           VAT at the rates from 13% to 17% on taxable sales under independent oil and gas fields since May 1 2016 according to "Provisional Regulations on VAT of the PRC" and relevant detailed rules according to the "Circular on Certain Policies on the Pilot Program of the Collection of VAT in Lieu of Business Tax" (Cai Shui [2016] No.39), which replaced the production tax at the rate of 5% on production under independent oil and gas fields before May 1 2016. According to “Notice on Simplifying the Relevant Policies on Value-added Tax Rates” (Cai Shui [2017] No.37), with effect from 1 July 2017, the 13% VAT rate shall be removed and gas sales shall be subject to the 11% tax rate.

VAT at the rates from 3% to 17% on other income since May 1 2016, which were subject to the business tax at rates of 3% to 5% or VAT at the rates of 3% to 17% before May 1 2016.

The VAT payable is calculated using the taxable sales amount multiplied by the applicable tax rate less relevant deductible input VAT;

iii.         Resource tax (reduced tax rates may apply to specific products and fields) on the oil and gas sales revenue (excluding production tax) derived by oil and gas fields under production sharing contracts signed after November 1, 2011 and independent offshore oil and gas fields starting from November 1, 2011, which replaced the royalties for oil and gas fields, except for those under production sharing contracts signed before November 1, 2011 which will be subject to related resource tax requirement after the expiration of such production sharing contracts. The resource tax rate was changed from 5% to 6% since December 1, 2014;

iv.         Export tariff at the rate of 5% on the export value of petroleum oil;

v.           City construction tax at the rates of 1% or 7% on the production tax, business tax and VAT paid;

vi.         Educational surcharge at the rate of 3% on the production tax, business tax and VAT paid; and

vii.        Local educational surcharge at the rate of 2% on the production tax, business tax and VAT paid.

In addition, other taxes paid and payable by the Company's non-PRC subsidiaries include royalty as well as taxes levied on petroleum-related income, budgeted operating and capital expenditure.

10.      TAX (continued)

(iii)     Special Oil Gain Levy

In 2006, a Special Oil Gain Levy ("SOG Levy") was imposed by the Ministry of Finance of the PRC ("MOF") at the progressive rates from 20% to 40% on the portion of the monthly weighted average sales price of the crude oil lifted in the PRC exceeding US$40 per barrel. The MOF has decided to increase the threshold of the SOG Levy to US$65 with effect from January 1, 2015. Notwithstanding this adjustment, the SOG Levy continues to have five levels and is calculated and charged according to the progressive and valorem rates on the excess amounts.  The SOG Levy paid can be claimed as a deductible expense for corporate income tax purposes and is calculated based on the actual volume of the crude oil entitled.